UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2012

HORIZON LINES, INC.

(Exact name of registrant as specified in its Charter)

Delaware	001-32627	74-3123672
(State or Other Jurisdiction of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4064 Colony Road, Suite 200

Charlotte, North Carolina 28211

(Address of Principal Executive Offices, including Zip Code)

(704) 973-7000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 10, 2012, the Company issued a press release announcing its financial results for the fourth fiscal quarter and year ended December 25, 2011. A copy of the press release is filed as Exhibit 99.1 hereto, and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

The Company is furnishing certain financial information about the Company that was previously disclosed at investor meetings with certain holders of its outstanding Convertible Senior Secured Notes. The financial information is included in Exhibit 99.2 hereto, and is incorporated herein by reference. In addition, the disclosure under Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference.

The information under Items 2.02 and 7.01 and in Exhibit 99.1 and Exhibit 99.2 in this Form 8-K is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On April 3, 2012, Horizon Lines, LLC, Horizon Lines, Inc. (the “Company”) and each of the other guarantors under the First Lien Secured Notes and Second Lien Secured Notes entered into an amendment to the registration rights agreements, initially dated October 5, 2011, with the initial purchasers thereof (the “Registration Rights Agreement Amendment”). Pursuant to the Registration Rights Agreement Amendment, the Company is now obligated to complete an “A/B Exchange Offer” as soon as practicable to exchange the First Lien Secured Notes and the Second Lien Secured Notes, but in no event later than 300 days after the October 6, 2011 issuance of those notes. If the Company does not complete the A/B Exchange Offer within the 300 day period, this will result in a “registration default” and 0.25% of additional interest per 90 days of “registration default” will be added to the interest payable on each of the First Lien Secured Notes and the Second Lien Secured Notes, up to a maximum of 1.00% of additional interest.

SAFE HARBOR STATEMENT

The information contained in this Current Report on Form 8-K (including the exhibits hereto) should be read in conjunction with our filings made with the Securities and Exchange Commission. This Current Report on Form 8-K (including the exhibits hereto) contains “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that do not relate solely to historical fact. They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Words such as, but not limited to, “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “targets,” “projects,” “likely,” “will,” “would,” “could” and similar expressions or phrases identify forward-looking statements.

All forward-looking statements involve risk and uncertainties. The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control. Actual results may differ materially from expected results.

Factors that may cause actual results to differ from expected results include: our ability to maintain adequate liquidity to operate our business; our ability to make interest payments on our outstanding indebtedness; failure to comply with the terms of our probation imposed by the court in connection with our pleas relating to antitrust and environmental matters; volatility in fuel prices; decreases in shipping volumes; the reaction of our customers and business partners to our announcements and filings, including those referred to herein; government investigations related to (i) the imposition of fuel surcharges in connection with government contracts, (ii) regulations covering products transported on our vessels, including the FDA and USDA, or (iii) any other government investigations and legal proceedings; suspension or debarment by the federal government; compliance with safety and environmental protection and other governmental requirements; increased inspection procedures and tighter import and export controls; repeal or substantial amendment of the coastwise laws of the United States, also known as the Jones Act; catastrophic losses and other liabilities; our ability to integrate new and retain existing management; the successful start-up of any Jones-Act competitor; failure to comply with the various ownership, citizenship, crewing, and U.S. build requirements dictated by the Jones Act; the arrest of our vessels by maritime claimants; severe weather and natural disasters; and the aging of our vessels and unexpected substantial dry-docking or repair costs for our vessels.

In light of these risks and uncertainties, expected results or other anticipated events or circumstances discussed in this Form 8-K might not occur. We undertake no obligation, and specifically decline any obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

See the section entitled “Risk Factors” in our Form 10-K for the fiscal year ended December 25, 2011, as filed with the SEC for a more complete discussion of the above mentioned risks and uncertainties and for other risks and uncertainties. Those factors and the other risk factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. Consequently, there can be no assurance that actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us. Given these uncertainties, prospective investors are cautioned not to place undue reliance on such forward-looking statements.

Forward-looking statements include those under “Outlook” in the attached press release and other projected results set forth in this filing including the exhibits hereto. Such statements are based on various assumptions. The Company has revised its projected results downward in the past.

NON-GAAP FINANCIAL MEASURES

Items 2.02 and 7.01, and Exhibits 99.1 and 99.2 hereto, contain the following financial measures: adjusted net income, adjusted net income per share, adjusted operating income, as well as EBITDA, adjusted EBITDA, Free Cash Flow and Proforma Adjusted EBITDA. These are non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission.

The Company uses adjusted net income, adjusted net income per share and adjusted operating income to exclude certain items to provide a useful measure of the Company’s operations without the impact of significant special items. The Company defines EBITDA as net income plus net interest expense, income tax expense (benefit), depreciation and amortization and adjusted EBITDA and proforma adjusted EBITDA as net income plus net interest expense, income tax expense (benefit), depreciation and amortization adjusted to exclude unusual items.

The Company believes that these non-GAAP financial measures provide information that is useful to the Company’s investors. The Company believes that this information is helpful in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on the Company’s results of operations in any particular period. Additionally, the Company uses these non-GAAP measures to evaluate its past performance and prospects for future performance. The Company also utilizes certain of these measures to compensate certain management personnel of the Company.

The Company believes that EBITDA is a meaningful measure for investors as EBITDA is a component of the criteria used by the Company’s board of directors and management team to evaluate the Company’s operating performance and EBITDA is a criteria used by the Company’s management team to make day-to-day operating decisions.

The Company also uses a non-GAAP net income measure on a per share basis. The Company believes that it is important to provide per share information, in addition to absolute dollar measures, when describing its business, including when presenting non-GAAP measures.

The Company uses adjusted financial measures to exclude certain items in order to illustrate the affect of those items on the financial performance of the Company. Adjusted financial measures are the measures used by management to compare operating results and to evaluate operating performance.

The financial measures adjusted net income, adjusted net income per share, adjusted operating income, as well as EBITDA adjusted EBITDA, adjusted proforma EBITDA are not recognized terms under GAAP and do not purport to be alternatives to net income or earnings per share as a measure of earnings, as they do not consider certain cash requirements such as dividend payments and debt service requirements. Because all companies do not use identical calculations, these presentations of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies.

Reconciliations of the non-GAAP measures to the most directly comparable GAAP measures are provided in the press release filed as Exhibit 99.1 and certain financial information filed as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of Horizon Lines, Inc. dated April 10, 2012.

99.2	Certain Financial Information of Horizon Lines, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON LINES, INC.
(Registrant)

Date: April 12, 2012	By:	/s/ Michael T. Avara
Michael T. Avara
Executive Vice President and Chief Financial Officer

Exhibit Index

99.1	Press Release of Horizon Lines, Inc. dated April 10, 2012.

99.2	Certain Financial Information of Horizon Lines, Inc.